INTANGILE ASSETS AND GOODWILL	6 Months Ended
Jun. 30, 2022
Intangible Assets [Abstract]
INTANGILE ASSETS AND GOODWILL	INTANGIBLE ASSETS AND GOODWILL

In thousands of USD	Goodwill	Assets under construction	Patent, trademarks and other rights	Software	TOTAL

Cost	30	522,801	510	24,600	547,941
Amortization	—	—	(162)	(6,600)	(6,762)
Impairment	—	(66,936)	(286)	—	(67,222)
Net book value at June 30, 2022	30	455,865	62	18,000	473,957

Cost	32	473,841	568	10,841	485,282
Amortization	—	—	(169)	(4,464)	(4,633)
Impairment	(2)	(65,648)	(325)	—	(65,975)
Net book value at December 31, 2021	30	408,193	74	6,377	414,674

Cost	35	256,200	573	5,575	262,383
Amortization	—	—	(102)	(2,498)	(2,600)
Impairment	(2)	(49,058)	—	—	(49,060)
Net book value at December 31, 2020	33	207,142	471	3,077	210,723
All prior year comparatives have been translated to US Dollars due to a change in presentational currency. See note 2.

Assets under construction include all costs of projects that are in development phase. The projects under development relate to electric vehicles, electric vehicle components and software. Assets under construction include equipment, tooling and parts that have been acquired during the period and will be used for the development of Arrival's projects. The amount of additions to Assets under construction during the period amounted to USD 88,338,757 (2021: USD 151,764,964) and are net of grants and research and development tax incentives of USD 8,301,721 (2021: USD 16,602,818). Additions to the assets under construction includes capitalized borrowing cost for an amount of USD 7,583,368.

With the company's recently announced proposed reorganization of its business in response to the challenging economic environment as it focuses on its next major milestone – starting production of the Arrival Van in Q3 2022, certain development projects elements within our internally developed intangible assets have been temporarily paused in order to focus efforts on the vehicle launch for Vans or pending further funding. While the company does intend to complete these projects over time, this pause, as per IAS 36, may indicate that such assets should be assessed separately for impairment rather than on a CGU level. Arrival has considered such projects within the CGU to identify any impacted by the revised business plan and assessed for impairment. As a result, the Company has recorded an impairment of USD 8,938,226  as of June 30, 2022. The impairment charge relates to the initial development cost of the Cars project which remains in the Group’s longer term business plans to develop further but for which funding will be needed to progress and having considered the criteria for capitalization of initial development costs under IAS 38 and the likely timelines to secure funding the Company has determined to impair the associated assets in full, there being no future cash flows that can be reasonably attributed to these assets as at June 30, 2022.

Impairments for assets under construction have increase during the period by USD 9,086,718 million due to impairments recognized during the period (see note above). This increase in the impairment account was net-off by the change of foreign exchange differences which amounted to USD 7,799,066 million.